UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2009

THE READER’S DIGEST ASSOCIATION, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road
Pleasantville, New York 10570

(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 6, 2009, Steven T. Shapiro resigned as a member of the Board of Directors of The Reader’s Digest Association, Inc. (the “Company”).  Mr. Shapiro’s decision to resign was not as a result of any disagreement with the Company or its management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER’S DIGEST ASSOCIATION, INC.

By:	/s/ Lisa M. Spivack
Lisa M. Spivack
Associate General Counsel and Assistant Secretary

Date:  August 12, 2009